The Munder Funds
Supplement Dated February 29, 1996
to Prospectus Dated October 28, 1995
Class K Shares of:
Munder Multi-Season Growth Fund, Munder Real Estate Equity
Investment Fund,
Munder Accelerating Growth Fund, Munder Small Company Growth
Fund,
Munder Mid-Cap Growth Fund, Munder International Equity Fund, Munder Index 500 Fund, Munder Growth & Income Fund, Munder Value Fund, Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Intermediate Bond Fund, Munder Tax-Free Money Market Fund, Munder U.S. Treasury Money Market Fund and Munder Cash Investment Fund

	The following supplements the Prospectus dated October 28, 1995 relating to Class K Shares of the Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Accelerating Growth Fund, Munder Small Company Growth Fund, Munder Mid-Cap Growth Fund, Munder International Equity Fund, Munder Index 500 Fund, Munder Growth & Income Fund, Munder Value Fund, Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Intermediate Bond Fund, Munder Tax-Free Money Market Fund, Munder U.S. Treasury Money Market Fund and Munder Cash Investment Fund
(the "Prospectus"):

FINANCIAL HIGHLIGHTS

	The following tables of "Financial Highlights" relating to the Munder Mid-Cap Growth Fund and Munder Value Fund supplement information contained in the Prospectus and are derived from each Fund's unaudited Financial Statements dated
December 31, 1995.

Munder Mid-Cap Growth Fund

Class K Shares
Period Ended 12/31/95(a)
(Unaudited)
Net asset value, beginning of period	$  10.53

Income from investment operations:
Net investment income	0.00(d)
Net realized and unrealized gain on investments	0.22

Total from investment operations	0.22

Less distributions:
Dividends from net investment income	----------
Total distributions	----------
Net asset value, end of period	$  10.75

Total return(c)	2.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	 $   168
Ratio of operating expenses to average net assets	1.19%(b)
Ratio of net investment loss to average net assets	(0.26)%(b)
Portfolio turnover rate	         86%
Ratio of operating expenses to average net assets without reimbursements
	1.44%(b)
Net investment loss per share without reimbursements	$  (0.01)

(a) The Munder Mid-Cap Growth Fund Class K Shares commenced operations on October 2, 1995.
(b) Annualized.
(c) Total return represents aggregate total return for the period indicated.
(d) Amount represents less than $0.01 per share.




Munder Value Fund

Class K Shares
Period
Ended
12/31/95(a)
(Unaudited)
Net asset value, beginning of period	$  10.83

Income from investment operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(0.11)

Total from investment operations.	(0.10)

Less distributions:
Dividends from net investment income.	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$  10.71

Total return(c)	(0.94)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	 $      82
Ratio of operating expenses to average net assets	1.20%(b)
Ratio of net investment income to average net assets	0.59%(b)
Portfolio turnover rate	         97%
Ratio of operating expenses to average net assets without reimbursements
	1.35%(b)
Net investment income per share without reimbursements	$0.00(d)

(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.
(b) Annualized.
(c) Total return represents aggregate total return for the period.
(d) Amount represents less than $0.01 per share.


CHECK WRITING AVAILABILITY

	Free check writing is available with respect to Class K Shares of the following Munder Funds: Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund, Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and Cash Investment Fund. With this service, a shareholder may write checks in the amount of $500 or more.
To establish this check writing service after opening an account, the shareholder must contact the Transfer Agent or his/her broker to obtain an Account Application Form. Upon 30 days' prior written notice to shareholders, the check writing privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check. A shareholder will receive the dividends declared on the shares to be redeemed up to the date that a check is presented to the Custodian for payment.


CHANGE IN PORTFOLIO MANAGER FOR THE
INTERNATIONAL EQUITY FUND

	Todd B. Johnson, Director of Equity Management of the Advisor is currently the Portfolio Manager of the International Equity Fund. Mr. Johnson previously served as a portfolio manager at Woodbridge Capital Management and Manufacturers Bank. Mr. Johnson received a B.A. in Finance from Michigan State University and an M.B.A. from Wayne State University.



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